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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported): September 11, 2006



                         DIGITAL LIFESTYLES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    000-27828                13-3779546
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification No.)

                             727 BREA CANYON ROAD #6
                            WALNUT, CALIFORNIA 91789
          (Address of Principal Executive Offices, Including Zip Code)

                                 (909) 869-0595
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------

             (Former Name or Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006, Digital Lifestyles Group, Inc., a Delaware corporation (the "Company") entered into a definitive Merger Agreement, dated March 8, 2006, among the Company, Protron Digital Corporation, a California corporation ("Protron"), Protron Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), Leo Chen and Alex Chen (the "Merger Agreement").

     Under the terms of the Merger Agreement, Merger Sub would have been merged with and into Protron, with Protron continuing as the surviving entity as a wholly-owned subsidiary of the Company (the "Merger"). At the effective time of the Merger, the Company would have issued 74,353,942 shares of its common stock to the stockholders of Protron, who would have acquired voting control of the Company. Protron is a privately held company, of which one of its principal owners is Leo Chen, who was a member of the board of directors of the Company. As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2009, Leo Chen resigned as a member of the board of the directors of the Company on August 29, 2006.

     On September 6, 2006, the Company delivered a notice of termination of the Merger Agreement to Protron due to the Company's determination that Protron had breached certain covenants of the Merger Agreement, including the failure to timely deliver audited financial statements. Pursuant to the terms of the Merger Agreement, the termination of the Agreement was effective on September 11, 2006. Pursuant to the terms of the Merger Agreement, the Company did not incur any material penalties in connection with the termination of the Merger Agreement.

     On September 7, 2006, the Company received correspondence from Protron disputing the Company's contention that Protron breached the Merger Agreement and notifying the Company Protron was also seeking to terminate the Merger Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 12, 2006           Digital Lifestyles Group, Inc.



                             By:      /s/ Andy Teng
                                      ------------------------------------------
                             Name:    Andy Teng
                             Its:     Chief Executive Officer and Director